Property, plant and equipment	12 Months Ended
Mar. 31, 2020
Property, plant and equipment [abstract]
Property, plant and equipment
Property, plant and equipment

The following note shows the physical assets controlled by us. The cost of these assets primarily represents the amount initially paid for them. This includes both their purchase price and the construction and other costs associated with getting them ready for operation. A depreciation expense is charged to the income statement to reflect annual wear and tear and the reduced value of the asset over time. Depreciation is calculated by estimating the number of years we expect the asset to be used (useful economic life or UEL) and charging the cost of the asset to the income statement equally over this period.

We operate an energy networks business and therefore have a significant physical asset base. We continue to invest in our networks to maintain reliability, create new customer connections and ensure our networks are flexible and resilient. Our business plan envisages these additional investments will be funded through a mixture of cash generated from operations and the issue of new debt.

Property, plant and equipment is recorded at cost, less accumulated depreciation and any impairment losses. Cost includes the purchase price of the asset; any payroll and finance costs incurred which are directly attributable to the construction of property, plant and equipment; and the cost of any associated asset retirement obligations.
Property, plant and equipment includes assets in which the Group’s interest comprises legally protected statutory or contractual rights of use. Additions represent the purchase or construction of new assets, including capital expenditure for safety and environmental assets, and extensions to, enhancements to, or replacement of, existing assets. All costs associated with projects or activities which have not been fully commissioned at the period end are classified within assets in the course of construction. No depreciation is provided on freehold land or assets in the course of construction.
Other items of property, plant and equipment are depreciated, on a straight-line basis, at rates estimated to write off their book values over their estimated useful economic lives. In assessing estimated useful economic lives, consideration is given to any contractual arrangements and operational requirements relating to particular assets. The assessments of estimated useful economic lives and residual values of assets are performed annually.
Unless otherwise determined by operational requirements, the depreciation periods for the principal categories of property, plant and equipment are, in general, as shown in the table below split between the UK and US, along with the weighted average remaining UEL for each class of property, plant and equipment (which is calculated by applying the annual depreciation charge per class of asset by the net book value of that class of asset).

		Years
	UK	US	Weighted average remaining UEL
Freehold and leasehold buildings	up to 60	up to 100	26
Plant and machinery:
Electricity transmission plant and wires	10 to 100	45 to 80	40
Electricity distribution plant	n/a	35 to 85	37
Electricity generation plant	15 to 40	20 to 93	21
Interconnector plant and other	5 to 60	8 to 50	23
Gas plant – mains, services and regulating equipment	10 to 65	47 to 95	49
Gas plant – storage	5 to 40	12 to 65	13
Gas plant – meters	7 to 30	14 to 65	18
Motor vehicles and office equipment	up to 10	up to 26	5

Gas asset lives
The role that gas networks play in the pathway to achieving the greenhouse gas emissions reductions targets set in the jurisdictions in which we operate is currently uncertain. However, we believe the gas assets which we own and operate today will continue to have a crucial role in maintaining security, reliability and affordability of energy beyond 2050, although the scale and purpose for which the networks will be used is dependent on technological developments and policy choices of governments and regulators.

•
In the UK, the gas mains, services and regulating assets relating to the National Transmission System (NTS) were subject to a detailed review in January 2019. The most material components of these are our pipeline assets, which are due to be fully depreciated by 2070, with other assets being depreciated over various periods between now and then. That review was undertaken prior to the UK enacting legislation committing to net zero by 2050, but considered scenarios which included an extension of the emissions reduction targets (80% emissions reduction target at the time of the report). The review concluded that the most likely outcome was for the NTS network assets to remain in use beyond 2050, including in those scenarios where the greenhouse gas emissions of gas networks were largely eliminated.

We do not believe developments since January 2019 would change the conclusions of this review.

•
With respect to our US gas distribution assets, asset lives are assessed as part of detailed depreciation studies completed as part of each separate rate proceeding. Depreciation studies consider the physical condition of assets and the expected operational life of an asset. We believe these assessments are our best estimate of the UEL of our gas network assets in the US.

The weighted average remaining UEL for our US gas distribution fixed asset base is circa 50 years, however a sizeable proportion of our assets are assumed to have UELs which extend beyond 2080. We continue to believe the lives identified by rate proceedings are the best estimate of the assets’ UELs, although we continue to keep this assumption under review as we learn more about possible future pathways towards net zero. Whilst the targets, goals and ambitions have now been formalised in legislation in the states in which we operate, there is widespread recognition that work needs to be done to define the possible future decarbonisation pathways.
Asset depreciation lives feed directly into our regulatory recovery mechanisms, such that any shortening of asset recovery periods as agreed with regulators should be recoverable through future rates, subject to agreement, over future periods, as part of wider considerations around ensuring the continuing affordability of gas in our service territories.
13. Property, plant and equipment continued
Given the uncertainty described relating to the UELs of our gas assets, below we provide a sensitivity on the depreciation charge for our UK and US regulated segments were a shorter UEL presumed:

	Increase in depreciation expense
	UK regulated £m	US regulated £m
UELs limited to 2050	37	151
UELs limited to 2060	13	66
UELs limited to 2070	—	26

Note that this sensitivity calculation excludes any assumptions regarding residual value for our asset base and the effect shortening asset depreciation lives would expect to have on our regulatory recovery mechanisms.
Items within property, plant and equipment are tested for impairment only if there is some indication that the carrying value of the assets may have been impaired. Impairments of assets are calculated as the difference between the carrying value of the asset and the recoverable amount, if lower. Where such an asset does not generate cash flows that are independent from other assets, the recoverable amount of the cash-generating unit to which that asset belongs is estimated. Impairments are recognised in the income statement and if immaterial are included within the depreciation charge for the year.

	Land and buildings £m	Plant and machinery £m	Assets in the course of construction[1] £m	Motor vehicles and office equipment £m	Total £m
Cost at 1 April 2018	2,930	49,374	4,273	857	57,434
Exchange adjustments	114	2,001	70	47	2,232
Additions	34	391	3,533	57	4,015
Disposals	(35)	(357)	(159)	(44)	(595)
Reclassifications²	295	2,974	(3,292)	13	(10)
Cost at 1 April 2019 (as previously reported)	3,338	54,383	4,425	930	63,076
Right-of-use assets recognised on transition to IFRS 16³	381	67	—	20	468
Cost at 1 April 2019 (as restated)	3,719	54,450	4,425	950	63,544
Exchange adjustments	98	1,511	53	33	1,695
Additions	130	464	4,029	104	4,727
Disposals	(79)	(486)	(9)	(65)	(639)
Reclassifications[2,4]	29	4,303	(4,433)	14	(87)
Cost at 31 March 2020	3,897	60,242	4,065	1,036	69,240
Accumulated depreciation at 1 April 2018	(674)	(16,398)	—	(509)	(17,581)
Exchange adjustments	(19)	(501)	—	(25)	(545)
Depreciation charge for the year	(93)	(1,229)	(150)	(101)	(1,573)
Disposals	7	335	150	44	536
Reclassifications²	1	(1)	—	—	—
Accumulated depreciation at 1 April 2019	(778)	(17,794)	—	(591)	(19,163)
Exchange adjustments	(16)	(372)	—	(20)	(408)
Depreciation charge for the year	(92)	(1,252)	—	(120)	(1,464)
Disposals	36	464	—	58	558
Reclassifications²	3	(7)	—	11	7
Accumulated depreciation at 31 March 2020	(847)	(18,961)	—	(662)	(20,470)
Net book value at 31 March 2020	3,050	41,281	4,065	374	48,770
Net book value at 31 March 2019	2,560	36,589	4,425	339	43,913

1.	In 2019, included within disposals are UK nuclear connections development costs of £150 million (before £13 million of termination income) which were written off. See note 5 for further details.

2.	Represents amounts transferred between categories, (to)/from other intangible assets (see note 12), reclassifications from inventories and reclassifications between cost and accumulated depreciation.

3.	£468 million of additional right-of-use assets were recognised on transition to IFRS 16 on 1 April 2019. See note 37 for details.

4.
Comprises an £87 million reduction in gross cost of assets in the course of construction in our UK Electricity Transmission business for costs previously capitalised and accrued as due to a supplier that are no longer payable.

13. Property, plant and equipment continued
Right-of-use assets
The Group leases various properties, land, equipment and cars. With effect from 1 April 2019, new lease arrangements entered into are recognised as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group (see note 37). The right-of-use asset and associated lease liability arising from a lease are initially measured at the present value of the lease payments expected over the lease term, plus any other costs. The discount rate applied is the rate implicit in the lease or, if that is not available, then the incremental rate of borrowing for a similar term and similar security. The lease term takes account of exercising any extension options that are at our option if we are reasonably certain to exercise the option and any lease termination options unless we are reasonably certain not to exercise the option. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the income statement over the lease period using the effective interest rate method. The right-of-use asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. For short-term leases (lease term of 12 months or less) and leases of low-value assets (such as computers), the Group continues to recognise a lease expense on a straight-line basis.
Included within the net book value of property, plant and equipment at 31 March 2020 are right-of-use assets, split as follows:

	Land and buildings £m	Plant and machinery £m	Assets in the course of construction £m	Motor vehicles and office equipment £m	Total £m
Net book value at 31 March 2020	364	95	—	225	684
Additions	10	1	—	73	84
Depreciation charge for the year ended 31 March 2020	(29)	(16)	—	(72)	(117)

The following balances have been included in the income statement for the year ended 31 March 2020 in respect of right-of-use assets:

Total £m
Included within net finance income and costs:
Interest expense on lease liabilities	(26)
Included within revenue:
Lease income	35
Included within operating expenses:
Expenses relating to low-value leases	(12)

The associated lease liabilities are disclosed in note 21.
The total of future minimum sub lease payments expected to be received under non-cancellable sub leases is £94 million (2019: £86 million).

	2020	2019
	£m	£m
Information in relation to property, plant and equipment
Capitalised interest included within cost	2,118	1,995
Contributions to cost of property, plant and equipment included within:
Trade and other payables	84	87
Non-current liabilities	428	372
Contract liabilities – current	76	61
Contract liabilities – non-current	1,082	933